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                            [JUPITERS LIMITED LOGO]

                                  EXHIBIT 32.1

                 CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER OF
             JUPITERS LIMITED IN ACCORDANCE WITH SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Jupiters Limited for the period ending June 30, 2003, filed with the Securities and Exchange Commission on the date hereof under cover of Form 20-F (the "Report"), I, Robert A. Hines, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the applicable requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October  24, 2003

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Robert A. Hines
Chief Executive Officer